Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Wireless Age Communications, Inc. (the "Registrant") on Form 10-QSB for the period ended September 30, 2005 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ Brad Poulos
-----------------------------------------------
Name:  Brad Poulos
Title:    Chief Executive Officer
(principal executive officer of the Registrant)

Dated: November 14, 2005


/s/ Gary Hokkanen
-----------------------------------------------
Name:  Gary Hokkanen
Title:    Chief Financial Officer
(principal financial officer of the Registrant)

Dated: November 14, 2005